                                                                    EXHIBIT 23.1

                         CONSENT OF ARTHUR ANDERSEN LLP

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed registration statements, Reg. Nos. 333-96341, 333-31342, 333-85791, 333-53667,
333-28147, 333-27009, 333-03703, 333-49180, 333-36478, 333-40038 and 333-43838.

                                                       /s/ ARTHUR ANDERSEN LLP


March 23, 2001
Dallas, Texas